Exhibit 10(i) 2

OPTION AGREEMENT

OPTION AGREEMENT dated as of this 19th day of September, 2002 (the "Option Agreement") among Bio Standard Corporation, a Florida corporation ("BSTN"), Palm Beach Rejuvenation Centres, Inc., a Florida corporation ("PBRC") and the individual shareholders of PBRC listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of PBRC.

Whereas, BSTN, PBRC and the Shareholders have agreed to enter into a Share Exchange Agreement pursuant to which BSTN has acquired 21% of the issued and outstanding shares of PBRC ("PBRC Shares"); and

Whereas, BSTN, PBRC and the Shareholders desire to enter into this separate Option Agreement pursuant to which BSTN shall have the right and option to acquire an additional 59% of the issued and outstanding PBRC Shares as provided in Section 1 below, subject to the rights of PBRC provided in Section 2 below.

Now, therefore, PBRC, BSTN and the Shareholders adopt this Option Agreement as follows:

ARTICLE 1. OPTION OF BSTN

1.1. BSTN'S OPTION. The parties agree that during the period of two years from and after the execution of this Option Agreement, BSTN shall have the right and PBRC and the Shareholders shall have the obligation to sell, transfer and assign to BSTN an additional number of PBRC Shares equal to 59% of the PBRC Shares in consideration of $16,000,000, payable to the Shareholders in cash or BSTN Shares, at PBRC’s option.

1.2. SERVICES OF SHAREHOLDERS. The Shareholders shall cooperate fully with BSTN in delivering the books and records of PBRC so that BSTN can secure in a timely manner the audited financial statements of PBRC, if required for a registration statement, for the two years ended December 31, 2000 and 2001, and shall timely assist the independent public accountants of BSTN necessary for the preparation and filing of BSTN's Annual Report for December 31, 2002, if required for inclusion in BSTN's Annual Report.

ARTICLE 2. RIGHT OF SHAREHOLDERS TO DEMAND SPIN-OFF

2.1. SHAREHOLDERS' RIGHT TO DEMAND SPIN-OFF. At any time on and after six months following the execution of this Option Agreement, the Shareholders shall have the right to demand that BSTN spin-off to BSTN shareholders the 21% of PBRC Shares that are being acquired pursuant to the Share Exchange Agreement. If the spin-off election is made by the Shareholders prior to the effective date of the registration statement, the parties acknowledge that the registration statement will be subject to being withdrawn.

2.2. SPIN-OFF PRIORITY. In the event that the Shareholders give notice to BSTN of the demand for the spin-off, the option of BSTN provided in Article 1 above shall terminate and shall be null and void.

2.3. SPIN-OFF SERVICES. On or before thirty days of receipt of notice from the Shareholders of the election for the spin-off of PBRC, BSTN, its officers, legal counsel, and BSTN's corporate securities compliance consultants shall undertake and perform at its sole expense the following: file with the Securities and Exchange Commission necessary documentation under the Securities Exchange Act of 1934 disclosing the spin-off, commence preparation of any necessary registration statement under the Securities Act of 1933 in order to effectuate the spin-off, shall distribute to all of the shareholders of BSTN, pro rata, the PBRC Shares, shall undertake to have the PBRC Shares of the successor public company become subject to quotation on the OTC:BB or other appropriate exchange or securities quotation system, shall coordinate with BSTN's transfer agent, the CUSIP Service Bureau and the NASD and provide such other services to PBRC and the Shareholders in order for the Shareholders to be control persons, officers and directors of the successor reporting public company.

2.4. OWNERSHIP OF BSTN SHARES. In the event that the Shareholders exercise their right to the spin-off, the Shareholders shall retain full right, title and interest in any of the 2,000,000 BSTN Shares issued in connection with the Share Exchange Agreement, as well as any other BSTN Shares they may own of record and beneficially.

ARTICLE 3. CLOSING

3.1. TIME AND PLACE. The closing of this Option Agreement shall be held as soon as possible at the offices of BSTN, at 301 Clematis Street, Suite 3000, West Palm Beach, FL 33401 unless another place or time is agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed at the closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

The Shareholders, individually and separately, represent and warrant as follows:

4.1. TITLE TO SHARES. The Shareholders are the owners, free and clear of any liens and encumbrances, of all of the presently issued and outstanding PBRC Shares and have the legal right and authority to issue the additional 59% of the PBRC Shares.

4.2. LITIGATION. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to the PBRC Shares held by the Shareholders.

4.3 SOLE OFFICERS AND DIRECTORS. The Shareholders represent that they are the sole officers and directors of PBRC, they will not cause any other person, other than Thomas J. Craft, Jr., to be elected as a director or appointed as an officer of PBRC, and they will not submit their resignations as officers and directors until the Closing.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PBRC

PBRC represents and warrants that:

5.1. CORPORATE ORGANIZATION AND GOOD STANDING. PBRC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

5.2. CAPITALIZATION. The authorized capital stock of PBRC consists of 7500 of PBRC Shares of which 100 shares are issued and outstanding and are owned of record and beneficially by the Shareholders.

5.3. ISSUED STOCK. All the outstanding PBRC Shares are duly authorized and validly issued and non-assessable.

5.4. CORPORATE AUTHORITY. PBRC has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Option Agreement and all other agreements and instruments related to this Option Agreement.

5.5. AUTHORIZATION. Execution of this Option Agreement has been duly authorized and approved by PBRC 's board of directors.

5.6. FINANCIAL STATEMENTS. The financial statements of PBRC ("PBRC Financial Statements") for the period ended June 30, 2002 copies of which shall be delivered by PBRC to BSTN prior to the closing. Pursuant to the requirements of the Act, updated PBRC Financial Statements shall be prepared by PBRC's independent public accountant for subsequent quarters and fiscal year end for inclusion in the Registration Statement, if required by Regulation S-X. The PBRC Financial Statements shall fairly present the financial condition of PBRC as of the date(s) therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

5.7. TITLE. PBRC has good and marketable title to all the real property and good and valid title to all other property included in the PBRC Financial Statements. Except as set out in the balance sheet thereof, the properties of PBRC are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of PBRC.

ARTICLE 6. REPRESENTATIONS AND WARRANTIES OF BSTN

BSTN represents and warrants that:

6.1. CORPORATE ORGANIZATION AND GOOD STANDING. BSTN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

6.2. CAPITALIZATION. BSTN's authorized capital stock consists of 250,000,000 shares of Common Stock, $.001 par value per share ("BSTN Shares"), of which 21,973,748 BSTN Shares have been issued and are outstanding, exclusive of the 2,000,000 BSTN Shares being issued under the Share Exchange Agreement.

6.3. ISSUED STOCK. All the outstanding BSTN Shares are duly authorized and validly issued and non-assessable.

6.4. CORPORATE AUTHORITY. BSTN has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by the Share Exchange Agreement and this Option Agreement and all other agreements and instruments related to this Option Agreement.

6.5. AUTHORIZATION. Execution of this Option Agreement has been duly authorized and approved by BSTN's board of directors.

6.6 FINANCIAL STATEMENTS. BSTN's financial statements dated as of December 31, 2001 and 2000 which have been filed with the Securities and Exchange Commission as part of BSTN's Annual Report on Form 10-KSB, audited by BSTN's independent public accountants according the requirements of Regulation S-X promulgated by the SEC, and fairly present the financial condition of BSTN as of the date therein and the results of its operations for the period then ended in conformity with generally accepted accounting principles consistently applied (the "BSTN Financial Statements").

6.6. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of BSTN since the date of the BSTN Financial Statements.

ARTICLE 7. CONDUCT PENDING BSTN OPTION AND RIGHT OF PBRC

PBRC, BSTN and the Shareholders covenant and agree that between the date of this Option Agreement and the exercise of the option by BSTN as provided in Section 1 above or any exercise by PBRC of the right and the right of PBRC as provided in Section 2 above, each of the parties agree as follows:

7.1. No change will be made in the articles of incorporation, by-laws, or other corporate documents of PBRC or BSTN.

7.2. PBRC and BSTN will use their respective best efforts to maintain and preserve their respective business organizations and management and will not enter into any material commitment except in the ordinary course of their respective businesses and as contemplated by this Agreement.

7.3. NO TRANSFER OF SHARES. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber their PBRC Shares nor the BSTN Shares other than pursuant to a registration statement or any exemption under the Act, which may include Rule 144(k).

7.4. CONTROL BY PBRC AND SHAREHOLDERS. At all times following the execution of this Option Agreement, the Shareholders shall be the sole and exclusive officers and control persons of the business, operations and finances of PBRC and shall be entitled to such compensation as the Shareholders shall determine in their sole discretion. The Shareholders agree to the election of Thomas J. Craft, Jr. to the board of directors of PBRC

7.5 SERVICES OF SHAREHOLDERS. The Shareholders shall cooperate fully with BSTN in delivering the books and records of PBRC so that BSTN can secure in a timely manner the audited financial statements of PBRC, if required for the Registration Statement, for the two year period ended December 31, 2000 and 2001, and shall timely assist the independent public accountants of BSTN necessary for the preparation and filing of BSTN's Annual Report for December 31, 2002.

ARTICLE 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF

PBRC AND SHAREHOLDERS

8.1. BSTN'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of BSTN set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

8.2. BSTN'S COVENANTS. BSTN shall have performed all covenants required by this Option Agreement to be performed by it on or before the closing.

8.3. BOARD OF DIRECTOR APPROVAL. This Option Agreement shall have been approved by the Board of Directors of BSTN.

8.4. SUPPORTING DOCUMENTS OF BSTN. BSTN shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:

(a) A good standing certificate from the jurisdiction of BSTN's state of organization stating that BSTN is a corporation duly organized, validly existing, and in good standing;

(b) Secretary's certificate stating that BSTN is authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of BSTN authorizing the execution of this Option Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of BSTN;

(e) BSTN's Financial Statements;

(f) BSTN shall authorize its counsel to issue appropriate opinions and instruct its transfer agent with respect to the registration statement or any exemption that shall be available under the Act with respect to the BSTN Shares issued to the Shareholders under the Share Exchange Agreement in order to permit the Shareholders to publicly offer and resell the 2,000,000 BSTN Shares under the Act or unless an exemption shall be available from the registration requirements under the Act;

(g) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

ARTICLE 9. CONDITIONS PRECEDENT TO OBLIGATION OF BSTNBSTN's obligation to consummate this exchange shall be subject to fulfillment on or before the closing of each of the following conditions, unless waived in writing by BSTN:

9.1. SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2. SHAREHOLDERS' COVENANTS. The Shareholders shall have performed all covenants required by this Option Agreement to be performed by them on or before the closing.

9.3. PBRC'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of PBRC set forth herein shall be true and correct at the closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.4. PBRC'S COVENANTS. PBRC shall have performed all covenants required by this Agreement to be performed by them on or before the closing.

9.5. BOARD OF DIRECTOR APPROVAL. This Option Agreement shall have been approved by the Board of Directors of PBRC.

9.6. SUPPORTING DOCUMENTS OF PBRC. PBRC shall have delivered to BSTN supporting documents in form and substance reasonably satisfactory to BSTN, to the effect that:

(a) A good standing certificate from the jurisdiction of PBRC's state of organization stating that PBRC is a corporation duly organized, validly existing, and in good standing;

(b) Secretary's certificate stating that PBRC is authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of PBRC authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of PBRC;

(e) PBRC's Financial Statements; and

(f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

ARTICLE 10. POST-CLOSING CONDUCT AND COVENANTS

10.1 BSTN EXCHANGE ACT OBLIGATIONS. For the period of two years following the execution of this Option Agreement:

(a) BSTN shall take all reasonable efforts and action necessary for BSTN to remain current under the reporting requirements of the Exchange Act and for BSTN Shares to remain subject to quotation on the OTC:BB or any successor national quotation system;

(b) BSTN shall direct is counsel to timely issue any appropriate legal opinion under the Act for the benefit of the Shareholders with respect to the BSTN Shares; and (c) BSTN will take no action to terminate its registration under Section 12(g) the Exchange Act.

ARTICLE 11. TERMINATION

This Option Agreement may be terminated by: (i) mutual consent in writing; or (ii) Shareholders, BSTN or PBRC if there has been a material misrepresentation or material breach of any warranty or covenant by any other party, specifically including the requirement that PBRC satisfy its obligations to deliver PBRC Financial Statements as required under this Option Agreement or the failure of BSTN to fulfill its obligations to Shareholders.

ARTICLE 12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties of the Shareholders, BSTN and PBRC herein shall survive the execution and delivery of this Option Agreement.

ARTICLE 13. MISCELLANEOUS PROVISIONS.

13.1. ARBITRATION. Any controversy arising between the parties or any person claiming under either of them relating to this Agreement or the performance or breach thereof exception of an action for injunctive relief brought by the Company shall be resolved through arbitration in the State of Florida in accordance with the then governing arbitration rules of the American Arbitration Association in the city of West Palm Beach, Florida, and judgment or decree may be entered upon the award made by any court of competent jurisdiction. The parties agree that any dispute between them shall be determined by one (1) arbitrator to be selected in accordance with the then governing arbitration rules of the American Arbitration Association.

13.2. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

13.3. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

13.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to PBRC or Shareholders, to:

Palm Beach Rejuvenation Corporation
6685 Forrest Hill Blvd.
West Palm Beach, Florida 33401

with a copy to :

K. Michael Swann, Esquire
Snyderburn, Rishoi & Swann
301 East Pine Street
Suite 1020, Capitol Plaza II
Orlando, Florida 32801

If to BSTN, to:

Thomas J. Craft, Jr., President
Bio Standard Corporation
301 Clematis Street, Suite 3000
West Palm Beach, Florida 33401

with a copy to:

Richard Rubin
730 Fifth Avenue, Suite 911
New York, New York 10019

13.5. GOVERNING LAWS. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

13.6. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

13.7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

13.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and those related agreements referenced herein, and as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

13.9. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

SIGNATURE PAGE TO AGREEMENT BETWEEN PBRC, BSTN AND THE SHAREHOLDERS OF PBRC IN WITNESS WHEREOF, the parties have executed this Agreement.

Palm Beach Rejuvenation Corporation Bio Standard Corporation

By: /s/ Joe Raich                                     By: /s/ Thomas J. Craft, Jr., President

Exhibit A

Shareholders of Palm Beach Rejuvenation Corporation

Glenn Stephanos            Joe Raich

By: /s/Glenn Stephanos By: /s/Joe Raich